Exhibit 10.1

SECURITIES EXCHANGE AGREEMENT

THIS SECURITIES EXCHANGE AGREEMENT (the “Agreement”) is dated as of ________, 2018, by and between MONEYONMOBILE, INC., a Texas corporation (the “Company”) and ___________ (the “Investor”) (together, the “Parties”).

WHEREAS:
WHEREAS, in ___________, 201_, the Company issued and sold to the Investor a secured subordinated promissory note in principal amount equal to ________________ ($_______) with a current unpaid balance of $________ (the “Original Note”);
WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Investor, and the Investor desires to exchange with the Company, $_______ of the aggregate principal amount of the Original Note and any unpaid interest accrued thereupon (the “Debt”) for equity securities in the Company as more fully described in this Agreement; and
WHEREAS, specifically, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act, the Company desires to exchange with the Investor, and the Investor desires to exchange with the Company, the Debt for _________ (____) shares (the “Shares”) of the Company’s Series G Preferred Stock (the “Series G Preferred”).
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the Parties agree as follows:
ARTICLE I
EXCHANGE OF DEBT SECURITIES
AND ISSUANCE OF EQUITY SECURITIES

1.1     Exchange. Subject to the satisfaction or waiver of the conditions with respect to the conditions to the Closing set forth in Articles 5 and 6 below, at the Closing the Investor and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Debt for the Shares as follows:
(a)     Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement shall take place at such location to be determined by the Parties, commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the transactions contemplated hereby (other than conditions and obligations with respect to the actions that the respective Parties will take at Closing) or such other date and time as the Parties may mutually determine (the “Closing Date”).
(b)     No Consideration. At the Closing, the Shares shall be issued to the Investor in exchange for the cancellation of such portion of the Original Note as is represented by the Debt without the payment of any additional consideration.
(c)     Delivery. In exchange for the Debt, within three (3) business days of receipt by the Company from the Investor (or its designee) of the Original Note representing the Debt, which shall be delivered as soon as commercially practicable following the Closing, the Company shall deliver or cause to be delivered to the Investor the Shares. As of the Closing Date, the Original Note representing the Debt, or such portion of the Original Note representing the Debt, shall be null and void and any and all rights arising thereunder shall be extinguished.
1.2    Waiver. Upon execution of this Agreement, any and all Events of Default, remedies arising out of Events of Default, and the application of the default interest rate, each as set forth in the Original Note, occurring prior to this Agreement, shall be deemed waived without further recourse by the Investor.

Exhibit 10.1

ARTICLE II
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

2.1     Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares, and the reservation for issuance, and the issuance of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issuable upon conversion of the Series G Preferred (together with the Shares, the “Equity Securities”), have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.
2.2     No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the Company or its subsidiaries.
2.3     Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Investor contained herein, the offer and issuance by the Company of the Equity Securities is exempt from registration pursuant to the exemption provided by Section 3(a)(9) of the Securities Act.
2.4     Issuance of Securities. The issuance of the Equity Securities is duly authorized and upon issuance in accordance with the terms of this Agreement, the Shares shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issuance thereof. Upon conversion of the Series G Preferred in accordance with the terms thereof, the Common Stock issuable upon such conversion, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Common Stock.
2.5     Transfer Taxes. On the Closing Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Equity Securities will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
2.6     Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the Transaction Documents (as hereinafter defined). The Company understands and confirms that Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

Exhibit 10.1

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF THE INVESTOR

As a material inducement to the Company to enter into this Agreement and consummate the exchange, the Investor represents, warrants and covenants with and to the Company as follows:
3.1    Authorization and Binding Obligation. The Investor has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement and to purchase the Equity Securities being sold to such Investor hereunder. The execution, delivery and performance of this Agreement by such Investor, and the consummation by such Investor of the transactions contemplated hereby, has been duly authorized by all requisite corporate, partnership or similar action on the part of such Investor and no further consent or authorization is required. This Agreement has been duly authorized, executed and delivered. This Agreement has been duly executed and delivered by the Investor, and constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.
3.2     Beneficial Owner. With respect to the Original Note, (i) the Investor owns, beneficially and of record, good and marketable title to the Original Note, free and clear of any taxes or encumbrances; (ii) the Original Note is not registered under the Securities Act and, therefore, cannot be resold unless registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements of the Securities Act; (iii) the Investor has not entered into any agreement or understanding with any person or entity to dispose of the any portion of the Original Note; and (iv) at the Closing, the Investor will convey to the Company good and marketable title to such portion of the Original Note as represents the Debt, free and clear of any security interests, liens, adverse claims, encumbrances, taxes or encumbrances.
3.3    Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act, and the Investor was not organized for the specific purpose of acquiring the Equity Securities.
3.4    Experience of Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Equity Securities, and has evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
3.4    Purchase Entirely for Own Account. The Equity Securities to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. The Investor is not a broker-dealer or agent of a broker-dealer required to be registered with the Securities and Exchange Commission under Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor an entity or individual engaged in a business that would require it to be so registered.
3.5    Disclosure of Information. The Investor has access to and has reviewed the Company’s filings with the Securities and Exchange Commission, at WWW.SEC.GOV, including the “Risk Factors” contained therein. The Investor has had the opportunity to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Equity Securities. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.
3.6    Restricted Securities. The Investor understands that the Equity Securities of the Company are characterized as “restricted securities” as that term is defined under Rule 144 of the Securities Act, and have not been registered under the Securities Act or any applicable state securities law, and may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Investor represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor agrees and acknowledges that, in connection with the transfer of any portion of, or all of, the Equity Securities, the Company may require the Investor to provide the Company an opinion of counsel selected by the Investor and reasonably acceptable to the

Exhibit 10.1

Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Equity Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement.
3.7    Legends. The Investor agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Equity Securities, or certificates evidencing such Equity Securities, in the following form:
THIS SECURITY NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
The Investor agrees also to the imprinting of any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the Equity Securities to be so legended. Certificates evidencing the Equity Securities shall not contain any legend (including the legend set forth in this Section 3.7 hereof): (i) while a registration statement covering the resale of such Equity Security is effective under the Securities Act, or (ii) following any sale of such Equity Security pursuant to Rule 144, or (iii) if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), as reasonably determined by the Company.
3.8    Proceedings. No proceedings relating to the Original Note are pending or, to the knowledge of the Investor, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Investor’s right and ability to surrender and exchange the Debt.
3.9    Tax Consequences. The Investor acknowledges that the purchase of the Equity Securities may involve tax consequences to the Investor, and that the contents of this Agreement do not contain tax advice. The Investor acknowledges that it has not relied and will not rely upon the Company with respect to any tax consequences related to the exchange of the Debt. The Investor assumes full responsibility for all such consequences and for the preparation and filing of any tax returns and elections which may or must be filed in connection with such Debt.
3.10     Reliance on Exemptions. The Investor understands that the securities being offered and exchanged hereunder are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Equity Securities.
ARTICLE IV
COVENANTS

4.1     Reasonable Best Efforts. The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement. The Investor shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement.
4.2     Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Original Note may be tacked onto the holding period of the Series G Preferred, and the shares of Common Stock issuable upon conversion of the Series G Preferred, and the Company agrees not to take a position contrary to this Section 4.2.

Exhibit 10.1

ARTICLE V
CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER
The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:
5.1     The Investor shall have duly executed this Agreement and delivered the same to the Company.
5.2     The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Investor shall each have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.
5.3    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.
ARTICLE VI
CONDITIONS TO THE INVESTOR’S
OBLIGATIONS HEREUNDER

The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the sole benefit of the Investor and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
6.1     The Company shall have duly executed and delivered this Agreement to the Investor.
6.2     Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.
6.3     The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated by this Agreement.
6.4     No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

Exhibit 10.1

ARTICLE VI
MISCELLANEOUS

7.1     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Dallas, Dallas County, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
7.2     Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re‑execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.
7.3     Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
7.4    Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
7.5     Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, contains the entire understanding of the Parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Parties, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Parties. No provision hereof may be waived other than by an instrument in writing signed by the Party against whom enforcement is sought.
7.6    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

Exhibit 10.1

If to the Company:    MONEYONMOBILE, Inc.

500 North Akard Street
Suite 2850
Dallas, Texas 74201
Telephone:  (214)758-8600
Attention: Harold H. Montgomery
Email: HMontgomery@MONEYONMOBILE.in

With a copy to:

Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas
37th Floor
New York, New York 10036
Telephone:  (212) 930-9700
Email:  DMOcasio@SRFKLLP.com
Attention:  Darrin M. Ocasio, Esq.

If to the Investor:                [INVESTOR]
[ADDRESS]
[ADDRESS 2nd LINE]
[ADDRESS 3rd LINE]
[PHONE]
[EMAIL]

With a copy to:
Attention: [NAME]
[ADDRESS]
[ADDRESS 2nd LINE]
[ADDRESS 3rd LINE]
[PHONE]
[EMAIL]

to its address and email address set forth above, or to such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other Party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender's email program containing the time, date, recipient email address and copy of the message or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
7.8     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, including any purchasers of the Equity Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. Investor may assign some or all of its rights hereunder without the consent of the Company.
7.9    Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

[signature page follows]

Exhibit 10.1

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

MONEYONMOBILE, INC.

By: .
Name: Harold H. Montgomery
Title: Chief Executive Officer and Secretary

INVESTOR:

______________________________

By: .
Name:
Title:
Entity Name: